Worthington Industries Joe Hayek – Chief Financial Officer 2020 Virtual Global Industrial Conference November 12, 2020

Worthington Industries wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995 (the “Act"). Statements by the Company which are not historical information constitute "forward looking statements" within the meaning of the Act. All forward-looking statements are subject to risks and uncertainties which could cause actual results to differ from those projected. Factors that could cause actual results to differ materially include risks, uncertainties and impacts described from time to time in the Company's filings with the Securities and Exchange Commission, including those related to COVID-19 and the various actions taken in connection therewith, which could also heighten other risks. Safe harbor statement

Vision To Be the Transformative Partner for our customers, a Positive Force in our communities and earn exceptional returns

Net sales of $2.9 billion TTM 08/31/20 7,500 51 6 4,500

Long history of keeping employees safe, practicing good citizenship and protecting the environment Corporate Citizenship & sustainability Fiscal Year 2020 Highlights For more information on our Corporate Citizenship & Sustainability efforts, please see our first annual Corporate Citizenship & Sustainability Report located on the “Governance” page of our Investor Relations website at ir.WorthingtonIndustries.com

Largest purchaser of flat roll steel behind automakers FORTUNE Most Admired Companies in Metals Industry three times FORTUNE 100 Best Companies to Work For in America four times Best Place to Work in IT by Computerworld 2017-2020 Partner-Level Supplier 2013-2019 and Supplier Hall of Fame by John Deere Military Friendly® Employer by VIQTORY 2016-2020 Top Workplace by Columbus CEO from 2013-2020 TWB Company named a General Motors Supplier of the Year 2019 FCA Supplier of the Year 2020 in the category of raw materials Manufactured 83MM Cylinders & Accessories (FY20) Sold in 90+ Countries

Net Sales by End-Markets $2.9B Trailing 12 Month Net Sales Operating/Equity Income by Segment TTM* $210.5 million * Excludes restructuring and impairment, $23.1M gain related to the sale of WAVE’s foreign assets in Q2 FY20, and $49.5M expense related to NKLA gain in Q1 FY21.

Sales By End Market TTM 8/31/20 $1.8B AUTO CORE PRODUCTS Profile STEEL PROCESSING AGRICULTURE CONSTRUCTION HEAVY TRUCK Carbon flat rolled steel processing - Broad range of metal products in sheet, coil and strip configurations, as well as a number of processing capabilities from specialty coatings and annealing, to pickling, slitting and blanking. Tailor welded products – Offering tailored products for lightweight and safety critical components through 55% owned JV (TWB). Capability to process multiple types of materials offering tailored blanks, tailor welded coils, aluminum tailor welded blanks, and hot formed tailor welded blanks. 25 facilities in North America (8 wholly owned / 17 JV Owned) Wholly-Owned Consolidated JVs Unconsolidated JVs

Profile Sales By SBU Industrial Products - Broad line of pressure cylinders and tanks for industrial gas storage and transportation Consumer Products – Market-leading brands with products for jobsite, home and outdoor activities Oil & Equipment - Custom solutions for energy storage, processing and transportation TTM 8/31/20 $1.1B CORE PRODUCTS PRESSURE CYLINDERS 15 facilities in North America and Europe

Profile Contribution to WI Equity Income ($M) MARKETS CORE PRODUCTS 5.9% CAGR Sustainable revenue and EBITDA growth with creative fabricated architectural metal components, focusing on superior customer value, industry leading manufacturing, and talent development resulting in low cost construction and enterprise efficiencies Over $800M in dividends paid to Worthington in past 10 years since start of FY 2011 WAVE (50% JV) 6 facilities in North America * FY20 excludes the $23.1M gain related to the sale of WAVE’s foreign assets

Successful JV portfolio built with trusted partners who help make a business better versus the alternative of going solo JVs managed to produce regular cash dividends that closely approximate earnings Successful Joint Ventures Business Ownership Created WAVE Architectural and acoustical grid ceilings 50% 1992 Serviacero Steel processing in Mexico 50% 2007 ArtiFlex Automotive tooling and stamping 50% 2011 ClarkDietrich Metal framing for commercial construction 25% 2011 Serving automotive and construction end markets Over $1.0B in dividends received from JVs in past 10 years since start of FY 2011

Growth Strategy Working together using technology, analytics and automation enables us to deliver… Successful innovation, transformation, and acquisitions that drive value for customers and earn exceptional returns for our shareholders. All with Our Philosophy at the center.

complementary value drivers are well established Broad based business system focused on: Data-driven decision making Optimizing value streams and eliminating waste Discovering new capabilities through agile teams One system, driven by everyone, not just a central tiger team TRANSFORMATION Innovation as a discipline: New product development Product design & engineering Voice of customer & market research Incorporating advanced technologies Focus on the core: Consolidate higher value add markets Build out product offerings with adjacencies Target industries/sectors we know Focus on higher margin / high cash flow businesses Strong target evaluation process, due diligence and integration to achieve synergies INNOVATION ACQUISITIONS 3

Example of Transformation project at cylinder facility conducted during pandemic Issue: Strong demand for Coleman® and Bernzomatic® camping gas tanks required transformation efforts to increase production in order to meet customer demand What we did to drive improvements: Utilized data analytics from smart factory software to identify greatest opportunity for production improvements Identified coil change over time at presses as best opportunity Improved collaboration and implemented standard work across all 3 shifts Employed special safety measures including physical distancing and virtual participants demonstrating the power of transformation even during the pandemic Instilled transformational culture with local team empowering them to drive future productivity improvements What we achieved: 47% Reduction in average coil changeover time 500K Annual increase in cylinder production capacity 4:55 minutes 2:37 minutes Pre-Event Post-Event Value drivers in action: Transformation Data driven LEAN events to improve our businesses

Value drivers in action: innovation Fuel Gauge for camping cylinders Focused effort has resulted in a growing pipeline of new products Smartlid™ Integrated monitoring solution Hits Walmart shelves in time for holiday season Check propane levels remotely for home & industrial heating Comfort Carry™ Propane Tank Easier to handle, more attractive tank Available at U-Haul

CLEAN CANNABIS extraction cylinder Meets need for a cleaner alternative to carbon steel Max9 Bundle™ Holds 25% more industrial gas than traditional bundle fourtis® Type IV PROPANE cylinder Heating & cooking indoors globally Lightweight & fully recyclable Value drivers in action: innovation Focused effort has resulted in a growing pipeline of new products

Armstrong VidaShield UV24 Air Purification System Value drivers in action: innovation Focused effort has resulted in a growing pipeline of new products

Cylinders Sales ($M) 9.1% CAGR Cylinders Operating income* ($M) 8.9% CAGR *excludes restructuring and non-recurring charges. Value drivers in action: M&A Pressure Cylinders has experienced meaningful earnings growth over the past 10 years driven by acquisitions INDUSTRIAL PRODUCTS European Industrial Cylinders Clean Vehicle Fuel Storage Systems

Financial goals Grow EBITDA & free cash flow every year 10%+ return on capital Raise margins Reduce earnings volatility Balanced capital allocation Modest leverage / ample liquidity (investment grade) Rigorous capital discipline

Balanced CAPITAL ALLOCATION STRATEGY Strong cash flows and significant liquidity support balanced approach to capital allocation focused on growth and rewarding shareholders Capital Expenditures Acquisitions Dividends Share Repurchases Reinvest in the business to create value and support growth FY2020 CapEx of $95.5 million Focus on core businesses and selectively grow into new markets Focus on higher margin / high cash flow businesses Dividend paid quarterly since becoming a public company in 1968 Ten consecutive years of dividend increases Opportunistic approach has reduced share count 33% over past 10 years since start of FY 2011 6.2 million shares remaining on current authorization over $3 billion of capital deployed over past 10 years ($ millions) Growth Rewarding Shareholders *Information based on financials from FY 2011 to FY 2020

Consolidated Results *Adjusted for restructuring and non-recurring items. See supplemental data schedules in appendix for reconciliation of adjustments. $ millions, except EPS FY2019 FY2020 3M FY2020 3M FY2021 Sales $3,760 $3,059 $856 $703 Adjusted EBITDA* $330 $300 $78 $75 % of sales 8.8% 9.8% 9.1% 10.7% Operating Income* $142 $115 $26 $31 % of sales 3.8% 3.8% 3.1% 4.4% EPS* $2.60 $2.39 $0.62 $0.64 Avg Invested Capital $1,628 $1,532 $1,563 $1,572 ROIC (Adj. EBIT/Avg. Inv. Cap.) 14.4% 13.6% 13.8% 13.5% Inventory Holding Gains / (Losses) Impact ($4) ($20) ($8) ($7) EPS Impact ($0.06) ($0.27) ($0.11) ($0.09)

Key investment highlights Growth strategy focused on value drivers of innovation, transformation and acquisition to enhance margins Solid free cash flow and ample liquidity to execute on strategy Rigorous capital discipline focused on high cash flow investments Balanced approach to capital allocation focused on investing for growth and rewarding shareholders Positioned to emerge from COVID-19 well capitalized and as a stronger company Worthington offers an attractive investment opportunity

SUPPLEMENTAL DATA

Supplemental Data Consolidated Adjusted EBITDA / Free Cash Flow *FY21 3M adjusted for net gain of $747M related to NKLA and restructuring charges of $12M Cash Flow ($ in Millions) FY19 FY20 FY20 FY21 Annual Annual 3M 3M Net Income $,153,454,753.391 $78,796,380.547000006 $-4,775,778.7510000002 $,612,640,165.58800006 Interest Expense 38,062,649.381999999 31,616,039.923999999 9,479,593.6459999997 7,590,395.8909999998 Taxes 43,183,492.6999999 26,341,893.2999999 -,184,598.38 ,163,312,768 EBIT $,234,700,894.78 $,136,754,313.47400001 $4,519,216.5149999997 $,783,543,329.47900009 D&A 95,602,469.376000002 92,677,987.67000002 24,177,186.620999999 22,210,778.692000002 EBITDA $,330,303,364.15600002 $,229,432,300.54100001 $28,696,403.136 $,805,754,108.17100012 Restructuring and non recurring* -,786,021.45099999988 70,832,296.152999997 49,338,804.509999998 -,730,474,034.62999988 EBITDA Adjusted $,329,517,342.70499998 $,300,264,596.69300002 $78,035,207.644999996 $75,280,073.490999997 Stock based compensation 11,732,828.300000001 11,883,407.189999999 3,995,355.22 4,856,104.43 Undistributed JV earnings 7,346,919.3200000003 8,106,204.3289999999 5,082,233.91 -6,756,763.6540000001 Interest Expense ,-38,062,649.381999999 ,-31,616,039.923999999 -9,479,593.6459999997 -7,590,395.8909999998 Income taxes ,-25,748,754.6999999 ,-27,651,334.2999999 -3,313,979.62 ,-92,282,122.317000002 Net (gain) loss on sale of assets -7,058,865.429999996 -5,057,219.2970000003 ,618,295.80000000005 ,402,266.12 Minority interest 9,818,024.9059999995 5,648,331.6270000003 2,320,407.9750000001 2,063,044.889999999 Change in working capital ,-98,948,757.792999983 58,676,306.768000022 -8,353,598.279999897 ,176,412,486.88 Other 9,262,757.2540000007 16,471,492.871000003 -4,535,356.1969999988 ,-34,996,789.16200006 Cash Flow from Operations $,197,858,846.25999999 $,336,725,746.255 $64,368,973.60000002 $,117,387,903.19400001 Capital spending ,-84,498,302.790999994 ,-95,502,705.195999995 ,-22,174,061.269000001 ,-32,871,355.793000001 Free Cash Flow $,113,360,543.469 $,241,223,041.5900002 $42,194,911.791000001 $84,516,547.401000008 Check- EBITDA Adjusted 0 -9.9998712539672852E-4 -1.0000020265579224E-3 -5.0000250339508057E-2 Check- Free Cash Flow 0 9.9998712539672852E-4 1.0000169277191162E-3 0

Supplemental Data Consolidated Adjusted Operating Income / EPS FY2019 reflects a pre-tax restructuring gain of $3 million ($0.01/share). FY2020 adjusted EPS reflects $93M ($1.29/share) in pre-tax restructuring and non-recurring charges as well as a $23M gain ($0.31/share) from the sale of WAVE’s foreign assets. 3M FY20 reflects pre-tax restructuring and non-recurring of $49.3 million ($0.70/share). 3M FY2021 reflects $735M ($10.58/share) in pre-tax restructuring and non-recurring income, which consists of a $796M gain related to our Nikola shares, partially offset by $12M in restructuring and $49M in expenses related to gains on NKLA. $ millions, except EPS FY2019 FY2020 3M FY2020 3M FY2021 Operating Income $145 $22 ($15) ($30) Restructuring and non recurring* (3) 93 $41 $61 Operating Income Adjusted $142 $115 $26 $31 EPS $2.61 $1.41 ($0.08) $11.22 Restructuring and non recurring* (0.01) 0.98 0.70 (10.58) EPS Adjusted $2.60 $2.39 $0.62 $0.64

$ millions FY2019 FY2020 3M FY2020 3M FY2021 Sales $2,436 $1,860 $523 $431 Adj. EBITDA* $122 $79 $14 $23 % of sales* 5.0% 4.3% 2.6% 5.4% Operating Income* excl. Restructuring $93 $46 $6 $15 % of sales 3.8% 2.5% 1.2% 3.5% Capital Expenditures $39 $41 $8 $15 Avg Invested Capital $550 $512 $538 $535 ROIC* (Adj. EBIT/Avg. Inv. Cap.) 14.8% 7.5% 0.7% 2.4% Volume (000s tons) 3,715 3,831 891 928 Steel Price (HRC/ton), period average $783 $547 $564 $475 Inventory Holding Gains / (Losses) Impact ($4) ($20) ($8) ($7) STEEL PROCESSING Financials *excludes restructuring and non-recurring charges

Pressure Cylinders Financials $ millions FY2019 FY2020 3M FY2020 3M FY2021 Sales $1,208 $1,148 $304 $271 Adj. EBITDA* $105 $124 $41 $29 % of sales* 8.7% 10.8% 13.4% 10.5% Operating Income* excl. Restructuring $63 $81 $30 $19 % of sales 5.3% 7.1% 9.7% 7.0% Capital Expenditures $38 $41 $7 $11 Avg Invested Capital $879 $869 $876 $824 ROIC (Adj. EBIT*/Avg. Inv. Cap.) 7.2% 9.4% 3.4% 2.3% Volume (000s units) 83,787 82,520 20,184 21,743 *excludes restructuring and non-recurring charges. Note: FY2019 results were negatively impacted by a $13 million charge related to a tank replacement program in Q3 which is included in the numbers above. FY2020 results were positively impacted by $13M by $13 million in Q1 due to the early cancellation of a customer take-or-pay contract which is included in the numbers above.

*Excludes Restructuring and Impairment Charges DIVIDEND to WII (CASH FLOW) EQUITY EARNINGS* Equity Earnings $ MILLIONS WAVE (50%) $78.3 $77.5 $82.3 $78.0 $23.9 $17.7 ClarkDietrich (25%) $17.3 $9.8 $8.6 $17.2 $4.1 $4.9 Servicero (50%) $7.2 $8.8 $8.1 $1.3 $0.8 $1.3 Artiflex (50%) $7.0 $4.9 $2.0 $2.7 $0.2 ($0.1) Other $0.2 $2.1 $0.1 ($3.2) $0.1 ($0.1) Total Equity Earnings $110.0 $103.1 $101.1 $96.0 $29.1 $23.6 Note: FY19 dividends shown above exclude $60M received from WAVE related to a special dividend and cash proceeds from the sale of international operations. FY20 excludes $10M received from WAVE international proceeds. FY19 Equity Earnings excludes a $4.0M impairment for CR Steel China JV and FY20 excludes a $4.3M impairment for CR Steel China JV and a $23.1M gain for the sale of WAVE’s foreign assets. $ MILLIONS Unconsolidated JVs managed to produce regular cash dividends that closely approximate earnings Meaningful JV Earnings

Safe Harbor Statement Worthington Industries wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995 (the “Act"). Statements by the Company which are not historical information constitute "forward looking statements" within the meaning of the Act. All forward-looking statements are subject to risks and uncertainties which could cause actual results to differ from those projected. Factors that could cause actual results to differ materially include risks, uncertainties and impacts described from time to time in the Company's filings with the Securities and Exchange Commission, including those related to COVID-19 and the various actions taken in connection therewith, which could also heighten other risks. 614.840.4663 Marcus.Rogier@WorthingtonIndustries.com CONTACT